UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21969

                                 The GDL Fund

(Exact name of registrant as specified in charter)

One Corporate Center

                                 Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                     Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The GDL Fund

Annual Report — December 31, 2017

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Ryan N. Kahn, CFA	Gian Maria Magrini, CFA	Geoffrey P. Astle
Chief Investment Officer	Analyst BS, Babson College	Analyst BS, Fordham University	Analyst BS, Fairfield University

To Our Shareholders,

For the year ended December 31, 2017, the net asset value (“NAV”) total return of The GDL Fund was 2.5%, compared with a total return of 0.9% for the ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was 4.7%. The Fund’s NAV per share was $11.59, while the price of the publicly traded shares closed at $9.73 on the New York Stock Exchange (“NYSE”).See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2017.

Comparative Results

Average Annual Returns through December 31, 2017 (a) (Unaudited)

	1 Year	3 Year	5 Year	10 Year	Since Inception (01/31/07)
GDL Fund
NAV Total Return (b)	2.50%	3.84%	3.74%	2.90%	2.96%
Investment Total Return (c)	4.70	4.54	4.24	3.75	1.95
ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.86	0.41	0.27	0.39	0.77

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are not reinvested for the ICE Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments before securities sold short as of December 31, 2017:

The GDL Fund
Long Positions
U.S. Government Obligations	41.7%
Health Care	11.8%
Food and Beverage	7.9%
Computer Software and Services	5.3%
Cable and Satellite	4.5%
Telecommunications	4.4%
Energy and Utilities	4.2%
Specialty Chemicals	2.6%
Financial Services	2.3%
Electronics	1.8%
Building and Construction	1.7%
Transportation	1.4%
Aerospace	1.2%
Machinery.	1.2%
Retail	1.2%
Semiconductors	1.1%
Entertainment	1.0%
Diversified Industrial	0.9%
Closed-End Funds	0.9%
Automotive: Parts and Accessories	0.7%

Metals and Mining	0.6%
Business Services	0.5%
Wireless Communications	0.5%
Real Estate	0.3%
Equipment and Supplies	0.1%
Hotels and Gaming	0.1%
Publishing.	0.1%
Computer Hardware	0.0	%*
Consumer Products and Services	0.0	%*

	100.0%

Short Positions
Building and Construction	(0.7)%
Health Care	(0.3)%
Cable and Satellite	(0.0	)%**

	(1.0)%

*	Amount represents less than 0.05%
**	Amount represents greater than (0.05)%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The GDL Fund

Schedule of Investments — December 31, 2017

Shares		Cost	Market Value
	COMMON STOCKS — 57.2%
	Aerospace — 1.2%
30,000	Orbital ATK Inc.	$3,959,711	$3,945,000
1,500	Rockwell Collins Inc.	197,111	203,430

		4,156,822	4,148,430

	Automotive: Parts and Accessories — 0.7%
15,100	Federal-Mogul Holdings Corp.†(a)	124,400	151,000
200,000	Haldex AB†	2,651,766	2,127,245

		2,776,166	2,278,245

	Building and Construction — 1.7%
1,400	ASH Grove Cement Co.	725,610	721,000
37,000	Cadus Corp.†	46,295	53,650
20,000	Fortune Brands Home & Security Inc.	939,189	1,368,800
47,750	Johnson Controls International plc	1,671,605	1,819,753
35,414	Lennar Corp., Cl. B	1,218,092	1,830,195
2,000	NAPEC Inc.†	3,059	3,087
2,800	Norbord Inc., Toronto	59,575	94,781

		4,663,425	5,891,266

	Business Services — 0.5%
92,138	Clear Channel Outdoor Holdings Inc., Cl. A.	452,905	423,835
87,000	exactEarth Ltd.†	249,767	71,981
3,000	Funespana SA†	27,182	26,529
511,000	Gerber Scientific Inc., Escrow†(a)	0	0
175,000	GrainCorp Ltd., Cl. A	1,973,126	1,118,294
3,000	HNZ Group Inc.†	43,775	44,582

		2,746,755	1,685,221

	Cable and Satellite — 4.5%
27,628	Liberty Global plc, Cl. A†	970,645	990,187
60,000	Liberty Global plc, Cl. C†	2,044,490	2,030,400
14,000	Liberty Global plc LiLAC, Cl. A†	387,636	282,100
31,000	Liberty Global plc LiLAC, Cl. C†	857,192	616,590
5,000	Scripps Networks Interactive Inc., Cl. A	437,819	426,900
220,000	Sky plc†	2,469,203	3,005,968
85,000	Time Warner Inc.	8,311,862	7,774,950

		15,478,847	15,127,095

	Computer Hardware — 0.0%
500	Data Modul AG	15,606	41,995

	Computer Software and Services — 5.3%
705,000	Aconex Ltd.†	4,195,033	4,219,086
8,000	Affecto OYJ	42,410	43,098
5,000	Arcam AB†	210,197	210,286
157,285	Barracuda Networks Inc.†	4,327,591	4,325,337
13,000	Bazaarvoice Inc.†	70,977	70,850

Shares		Cost	Market Value
50,000	BroadSoft Inc.†	$2,742,624	$2,745,000
10,000	Business & Decision†	92,512	94,788
7,500	Dalenys†	73,388	81,071
1,671	Dell Technologies Inc., Cl. V†	75,312	135,819
21,000	Digi International Inc.†	265,658	200,550
58,000	Gemalto NV	3,408,262	3,444,759
200	InterXion Holding NV†	6,505	11,786
3,000	Rockwell Automation Inc.	576,124	589,050
2,000	Servelec Group plc	8,652	8,560
90,000	Silver Spring Networks Inc.†	1,454,602	1,461,600
30,000	SQS Software Quality Systems AG	326,674	330,111
200	Synchronoss Technologies Inc.†	3,301	1,788

		17,879,822	17,973,539

	Consumer Products and Services — 0.0%
100	Accell Group	3,366	2,811
8,000	Alarmforce Industries Inc.	100,176	101,734
20,000	Avon Products Inc.†	143,301	43,000
1,000	Bang & Olufsen A/S†	10,516	24,095

		257,359	171,640

	Diversified Industrial — 0.9%
46,000	General Cable Corp.	1,337,654	1,361,600
15,000	ITT Inc.	482,155	800,550
45,000	Myers Industries Inc.	499,454	877,500
3,200	SLM Solutions Group AG†	110,664	183,336

		2,429,927	3,222,986

	Electronics — 1.8%
19,000	Alimco Financial Corp.†	934,838	296,875
85,900	Axis Communications AB	3,441,368	3,559,314
75,000	Bel Fuse Inc., Cl. A	1,962,555	1,758,000
17,000	Hitachi Kokusai Electric Inc.	381,111	469,226

		6,719,872	6,083,415

	Energy and Utilities — 4.2%
170,000	Alvopetro Energy Ltd.†	152,166	23,667
3,500	Avangrid Inc.	135,625	177,030
1,000	Avista Corp	52,328	51,490
262,831	Calpine Corp.†	3,960,364	3,976,633
72,000	Endesa SA	1,799,401	1,542,474
1,000	Enduro Royalty Trust	4,120	3,100
500	Etablissements Maurel et Prom†	2,185	2,160
460,000	Gulf Coast Ultra Deep Royalty Trust	540,614	14,295
1,500	Linde AG†	249,071	350,325
43,000	Noble Energy Inc.	1,681,816	1,253,020
10,000	NRG Energy Inc.	229,472	284,800
120,000	Westar Energy Inc.	6,769,781	6,336,000
200	WGL Holdings Inc.	16,195	17,168
6,175	Whiting Petroleum Corp.†	344,641	163,514

		15,937,779	14,195,676

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Entertainment — 1.0%
88,000	Regal Entertainment Group, Cl. A	$1,996,902	$2,024,880
2,000	SFX Entertainment Inc.†(a)	1,881	0
30,000	Tribune Media Co., Cl. A	1,196,499	1,274,100

		3,195,282	3,298,980

	Equipment and Supplies — 0.1%
2,500	The Middleby Corp.†	19,758	337,375

	Financial Services — 2.3%
8,000	BB&T Corp.	321,418	397,760
25,000	Melker Schorling AB	1,691,191	1,734,100
16,000	MoneyGram International Inc.†	276,763	210,880
60,000	Navient Corp.	953,334	799,200
125,000	Nets A/S†	3,244,122	3,287,830
60,000	SLM Corp.†	378,899	678,000
20,000	Sterling Bancorp.	378,134	492,000
900	Topdanmark A/S†	25,606	38,888

		7,269,467	7,638,658

	Food and Beverage — 7.9%
276,000	Amplify Snack Brands Inc.†	3,304,812	3,314,760
86,623	Bob Evans Farms Inc.	6,692,657	6,827,625
2,619,000	Parmalat SpA	8,477,754	9,741,433
1,500,000	Premier Foods plc†	1,018,102	865,782
72,000	Refresco Group NV	1,681,961	1,710,501
70,000	Snyder’s-Lance Inc.	3,325,184	3,505,600
1,000	The Hershey Co.	104,066	113,510
2,500,000	Yashili International Holdings Ltd.†	1,129,462	479,979

		25,733,998	26,559,190

	Health Care — 11.6%
144,000	Advanced Accelerator Applications SA, ADR†	11,713,961	11,753,280
150,000	Akorn Inc.†	4,999,838	4,834,500
3,500	Allergan plc	752,764	572,530
71,000	AstraZeneca plc, ADR	2,671,262	2,463,700
5,077	Becton Dickinson and Co.	1,098,510	1,086,783
5,500	Cigna Corp.	778,059	1,116,995
3,000	Depomed Inc.†	65,509	24,150
54,000	Entellus Medical Inc.†	1,286,858	1,317,060
290,000	Enzymotec Ltd.†	3,435,915	3,436,500
80,000	Exactech Inc.†	3,345,710	3,956,000
2,200	Humana Inc.	394,466	545,754
1,000	ICU Medical Inc.†	58,368	216,000
40,000	Idorsia Ltd.†	411,798	1,044,692
125,000	Ignyta Inc.†	3,350,701	3,337,500
4,000	Illumina Inc.†	360,787	873,960
15,000	Kindred Healthcare Inc.	134,250	145,500
56,837	MGC Diagnostics Corp.	623,924	626,912
6,000	Mylan NV†	303,180	253,860
1,000	NxStage Medical Inc.†	29,305	24,230

Shares		Cost	Market Value
16,000	Rhoen Klinikum AG	$352,617	$573,623
15,000	Smith & Nephew plc	154,293	260,848
7,500	Smith & Nephew plc, ADR	275,034	262,575
30,500	Sucampo Pharmaceuticals Inc., Cl. A†	545,532	547,475

		37,142,641	39,274,427

	Hotels and Gaming — 0.1%
27,000	Belmond Ltd., Cl. A†	298,850	330,750
1,000	Mantra Group Ltd.	2,968	3,043
1,000	MGM Resorts International	2,620	33,390

		304,438	367,183

	Machinery — 1.2%
19,000	CNH Industrial NV	136,721	254,643
159,300	Pure Technologies Ltd.	1,116,586	1,138,038
38,000	Xylem Inc.	1,579,224	2,591,600

		2,832,531	3,984,281

	Metals and Mining — 0.6%
75,001	Alamos Gold Inc., Cl. A	1,125,584	488,256
35,504	AuRico Metals Inc.†	18,895	50,559
3,000	Osisko Gold Royalties Ltd.	41,106	34,654
12,000	Vulcan Materials Co.	740,173	1,540,440

		1,925,758	2,113,909

	Publishing — 0.1%
10,000	Telegraaf Media Groep NV†	63,717	62,998
3,000	Time Inc.	55,440	55,350
4,000	tronc Inc.†	45,960	70,360

		165,117	188,708

	Real Estate — 0.3%
300	Axiare Patrimonio SOCIMI SA	6,525	6,630
25,000	BUWOG AG	856,392	862,390
2,000	GGP Inc.	47,844	46,780
136,000	Great Wall Pan Asia Holdings Ltd.†	48,079	40,907

		958,840	956,707

	Retail — 1.2%
15,000	Buffalo Wild Wings Inc.†	2,338,049	2,345,250
830,000	Rite Aid Corp.†	6,785,862	1,635,100

		9,123,911	3,980,350

	Semiconductors — 1.1%
33,800	AIXTRON SE†	137,319	469,625
23,500	IXYS Corp.†	515,816	562,825
3,000	KLA-Tencor Corp.	195,441	315,210
20,000	NXP Semiconductors NV†	2,156,720	2,341,800

		3,005,296	3,689,460

	Specialty Chemicals — 2.6%
2,000	Ashland Global Holdings Inc.	8,855	142,400
250,000	Calgon Carbon Corp.	5,360,339	5,325,000

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — December 31, 2017

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Specialty Chemicals (Continued)
6,000	Monsanto Co.	$657,042	$700,680
8,900	SGL Carbon SE†	166,494	121,630
5,000	Syngenta AG	2,284,365	2,319,257
5,490	Valvoline Inc.	9,215	137,579

		8,486,310	8,746,546

	Telecommunications — 4.4%
690,000	Asia Satellite Telecommunications Holdings Ltd.	1,533,382	625,278
82,858	CenturyLink Inc.	1,725,311	1,382,071
200,000	Koninklijke KPN NV	613,090	697,831
1,000	Loral Space & Communications Inc.†	31,009	44,050
58,000	Sprint Corp.†	333,221	341,620
15,000	Straight Path Communications Inc., Cl. B†	2,695,504	2,726,850
130,000	Telenet Group Holding NV†	6,861,346	9,060,880

		13,792,863	14,878,580

	Transportation — 1.4%
190,000	Abertis Infraestructuras SA	3,492,008	4,228,859
300	Solvang ASA†.	1,117	1,206
2,000	XPO Logistics Europe SA†	484,562	617,921

		3,977,687	4,847,986

	Wireless Communications — 0.5%
1,000	DGC One AB(a)	28,852	30,476
24,000	T-Mobile US Inc.†	976,382	1,524,240

		1,005,234	1,554,716

	TOTAL COMMON STOCKS	192,001,511	193,236,564

	CLOSED-END FUNDS — 0.9%
42,000	Altaba Inc.†	968,323	2,933,700

	PREFERRED STOCKS — 0.0%
	Financial Services — 0.0%
2,968	Steel Partners Holdings LP, Ser. a, 6.000%	54,905	62,536

	RIGHTS — 0.2%
	Entertainment — 0.0%
225,000	Media General Inc., CVR†(a)	0	0

	Health Care — 0.2%
187,200	Adolor Corp., CPR, expire 07/01/19†(a)	0	48,672
79,391	Ambit Biosciences Corp., CVR†(a)	0	47,635
201,600	American Medical Alert Corp., CPR†(a)	0	2,016
18,000	Chelsea Therapeutics International Ltd., CVR†(a)	1,980	0

Shares		Cost	Market Value
229,178	Dyax Corp., CVR, expire 12/31/19†(a)	$0	$254,388
300,000	Innocoll, CVR†(a)	180,000	180,000
23,000	Ocera Therapeutics, CVR†(a)	6,210	6,210
100	Omthera Pharmaceuticals Inc., expire 12/31/20†(a)	0	0
206,000	Synergetics USA Inc., CVR†(a)	20,600	20,600
346,322	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†(a)	164,073	0
11,000	Tobira Therapeutics Inc.†(a)	660	660

		373,523	560,181

	Retail — 0.0%
400,000	Safeway Casa Ley, CVR†	70,942	214,000
400,000	Safeway PDC, CVR†	0	6,000

		70,942	220,000

	TOTAL RIGHTS	444,465	780,181

	WARRANTS — 0.0%
	Metals and Mining — 0.0%
850	Hudbay Minerals Inc., expire 07/20/18†	962	264

Principal Amount
	CORPORATE BONDS — 0.0%
	Health Care — 0.0%
$17,000	Constellation Health Promissory Note, PIK, 5.000%, 01/31/24(a)(b)	7,310	7,310

	U.S. GOVERNMENT OBLIGATIONS — 41.7%
141,321,000	U.S. Treasury Bills, 1.048% to 1.542%††, 01/04/18 to 06/28/18(c)	140,959,571	140,947,828

TOTAL INVESTMENTS BEFORE SECURITIES SOLD SHORT — 100.0%		$334,437,047	337,968,383

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — December 31, 2017

Market Value
SECURITIES SOLD SHORT — (1.0)%
(Proceeds received $2,862,532)	$(3,413,419)

Other Assets and Liabilities (Net)	744,381

PREFERRED STOCK
(2,624,025 preferred shares outstanding)	(131,201,250)

NET ASSETS — COMMON STOCK
(17,608,418 common shares outstanding)	$204,098,095

NET ASSET VALUE PER COMMON SHARE
($204,098,095 ÷ 17,608,418 shares outstanding)	$11.59

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT — (1.0)%
	Building and Construction — (0.7)%
35,414	Lennar Corp., Cl. A	$1,729,137	$2,239,581

	Cable and Satellite — (0.0)%
2,300	Sinclair Broadcast Group Inc., Cl. A	78,684	87,055

	Health Care — (0.3)%
5,077	Becton Dickinson and Co.	1,054,711	1,086,783

	TOTAL SECURITIES SOLD SHORT(d)	$2,862,532	$3,413,419

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Payment-in-kind (“PIK”) security. 5.00% PIK interest income will be paid as additional securities at the discretion of the issuer.
(c)	At December 31, 2017, $64,000,000 of the principal amount was pledged as collateral for securities sold short, equity contract for difference swap agreements, and forward foreign exchange contracts.
(d)	At December 31, 2017, these proceeds were being held at Pershing LLC.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CCCP	Contingent Cash Consideration Payment
CVR	Contingent Value Right

CPR Contingent Payment Right

Geographic Diversification	% of Total Investments*	Market Value

Long Positions
North America	74.2%	$250,775,792
Europe	23.7	79,906,029
Asia/Pacific	1.6	5,340,423
Latin America	0.4	1,476,913
Japan	0.1	469,226

Total Investments	100.0%	$337,968,383

Short Positions
North America	(1.0)%	$(3,413,419)

*	Total investments exclude securities sold short.

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — December 31, 2017

As of December 31, 2017, forward foreign exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	7,292,329	SEK	60,200,000	State Street Bank and Trust Co.	01/31/18	$(61,431)
USD	36,146,991	EUR	30,300,000	State Street Bank and Trust Co.	01/31/18	(281,319)
USD	3,889,757	AUD	5,000,000	State Street Bank and Trust Co.	01/31/18	(11,556)
USD	4,026,450	GBP	3,000,000	State Street Bank and Trust Co.	01/31/18	(28,550)
USD	1,831,932	CHF	1,800,000	State Street Bank and Trust Co.	01/31/18	(19,612)

						$(402,468)

As of December 31, 2017, equity contract for difference swap agreements outstanding were as follows:

Market Value Appreciation Received	One Month LIBOR Plus 90 bps plus Market Value Depreciation Paid	Counterparty	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Payments/ Receipts	Unrealized Appreciation
Euler Hermes Group SA	Euler Hermes Group SA	The Goldman Sachs Group, Inc.	1 month	11/29/2018	$2,860,405	$59,373	—	$59,373
Gulf Keystone Petroleum Ltd.	Gulf Keystone Petroleum Ltd.	The Goldman Sachs Group, Inc.	1 month	06/28/2018	835	179	—	179
Premier Foods plc	Premier Foods plc	The Goldman Sachs Group, Inc.	1 month	04/02/2018	243,498	10,753	—	10,753

								$70,305

See accompanying notes to financial statements.

The GDL Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments, at value (cost $334,437,047)	$337,968,383
Cash	114,391
Deposit at broker for securities sold short	3,042,146
Receivable for investments sold	3,405,816
Due from broker	3,110,400
Deferred offering expense	264,595
Dividends receivable	170,645
Unrealized appreciation on swap contracts	70,305
Prepaid expenses	2,388

Total Assets	348,149,069

Liabilities:
Securities sold short, at value (proceeds $2,862,532)	3,413,419
Foreign currency overdraft, at value (cost $1,218,546)	1,218,547
Distributions payable	54,667
Payable for Fund shares redeemed	204,098
Payable for investments purchased	5,870,813
Payable for investment advisory fees	1,545,474
Payable for payroll expenses	56,448
Payable for accounting fees	3,750
Unrealized depreciation on forward foreign exchange contracts	402,468
Series B Cumulative Preferred Shares, callable and mandatory redemption 03/26/20 (See Notes 2 and 5)	131,201,250
Other accrued expenses	80,040

Total Liabilities	144,050,974

Net Assets Attributable to Common Shareholders	$204,098,095

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$203,055,504
Accumulated net investment loss	(360,370)
Distributions in excess of net realized gain on investments, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency transactions	(1,246,987)
Net unrealized appreciation on investments	3,531,336
Net unrealized depreciation on securities sold short	(550,887)
Net unrealized appreciation on swap contracts	70,305
Net unrealized depreciation on forward foreign exchange contracts	(402,468)
Net unrealized appreciation on foreign currency translations	1,662

Net Assets	$204,098,095

Net Asset Value per Common Share:
($204,098,095 ÷ 17,608,418 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$11.59

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $105,882)	$ 2,448,253
Interest	1,321,891

Total Investment Income	3,770,144

Expenses:
Investment advisory fees	3,113,761
Interest expense on preferred shares	3,936,037
Trustees’ fees	146,675
Payroll expenses	134,305
Shareholder communications expenses	94,999
Offering expense for issuance of preferred shares	49,887
Accounting fees	45,000
Custodian fees	40,040
Legal and audit fees	24,518
Shareholder services fees	23,583
Dividend expense on securities sold short	20,806
Service fees for securities sold short (See Note 2)	7,317
Interest expense	3,198
Miscellaneous expenses	78,350

Total Expenses	7,718,476

Less:
Expenses paid indirectly by broker (See Note 3)	(3,235)
Advisory fee reduction on unsupervised assets (See Note 3)	(8,706)
Custodian fee credits	(22,426)

Total Credits and Reductions	(34,367)

Net Expenses	7,684,109

Net Investment Loss	(3,913,965)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, Forward Foreign Exchange Contracts, and Foreign Currency:
Net realized gain on investments	6,650,392
Net realized loss on securities sold short	(178,049)
Net realized loss on swap contracts	(51,589)
Net realized loss on forward foreign exchange contracts	(3,920,388)
Net realized gain on foreign currency transactions	15,292

Net realized gain on investments, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency transactions	2,515,658

Net change in unrealized appreciation/depreciation:
on investments	6,138,373
on securities sold short	(518,134)
on swap contracts	74,013
on forward foreign exchange contracts	(200,860)
on foreign currency translations	6,528

Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency translations	5,499,920

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, Forward Foreign Exchange Contracts, and Foreign Currency	8,015,578

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$4,101,613

See accompanying notes to financial statements.

The GDL Fund

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment loss	$(3,913,965)	$ (6,594,251)
Net realized gain on investments, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency transactions	2,515,658	18,351,971
Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency translations	5,499,920	(3,360,136)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations.	4,101,613	8,397,584

Distributions to Common Shareholders:
Net realized short term gain	—	(3,921,266)
Net realized long term gain	—	(7,077,225)
Return of capital	(10,385,866)	(1,016,101)

Total Distributions to Common Shareholders	(10,385,866)	(12,014,592)

Fund Share Transactions:
Decrease from repurchase of common shares	(6,396,687)	(12,562,913)

Decrease in Net Assets from Fund Share Transactions	(6,396,687)	(12,562,913)

Net Decrease in Net Assets Attributable to Common Shareholders	(12,680,940)	(16,179,921)

Net Assets Attributable to Common Shareholders:
Beginning of year	216,779,035	232,958,956

End of year (including undistributed net investment income of $0 and $316,348, respectively)	$204,098,095	$216,779,035

See accompanying notes to financial statements.

The GDL Fund

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2017

Net increase in net assets attributable to common shareholders resulting from operations	$4,101,613

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of long term investment securities	(510,337,614)
Proceeds from sales of long term investment securities	574,609,858
Proceeds from short sales of investment securities	3,999,926
Purchase of securities to cover short sales.	(11,933,194)
Net sales of short term investment securities	10,904,522
Net realized gain on investments	(6,650,392)
Net realized loss on securities sold short	178,049
Net change in unrealized appreciation/depreciation on investments and swap contracts	(6,212,386)
Net amortization of discount	(1,285,061)
Net increase in unrealized depreciation on forward foreign exchange contracts	200,860
Net increase in unrealized appreciation on securities sold short	518,134
Decrease in deposit at broker for securities sold short	4,186,460
Increase in due from broker	(3,110,400)
Increase in receivable for investments sold	(865,207)
Increase in dividends receivable	(13,560)
Increase in prepaid expenses	(2,388)
Increase in deferred offering expense	(151,749)
Decrease in payable for accounting fees.	(3,750)
Decrease in payable for investments purchased	(46,901,203)
Decrease in payable for investment advisory fees	(2,802,152)
Increase in payable for payroll expenses	2,724
Decrease in payable for dividends payable on securities sold short	(24,663)
Decrease in other accrued expenses	(10,565)

Net cash provided by operating activities:	8,397,862

Net decrease in net assets resulting from financing activities:
Distributions to Common Shareholders	(10,385,866)
Decrease in payable for Fund shares redeemed	(236,777)
Decrease from repurchase of common shares.	(6,396,687)

Net cash used in financing activities	(17,019,330)

Net decrease in cash	(8,621,468)

Cash (including foreign currency overdraft):
Beginning of year	7,517,312

End of year	$(1,104,156)

Supplemental disclosure of cash flow information:
Interest paid on preferred shares	$3,936,037
Interest paid on bank overdrafts	$3,198

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2017		2016		2015		2014		2013
Operating Performance:
Net asset value, beginning of year	$11.88		$11.93		$12.10		$12.78		$13.26

Net investment loss	(0.22)		(0.36)		(0.44)		(0.26)		(0.33)
Net realized and unrealized gain on investments, securities sold short, swap contracts, written options, and foreign currency transactions	0.46		0.84		0.85		0.33		1.13

Total from investment operations	0.24		0.48		0.41		0.07		0.80

Distributions to Common Shareholders:
Net investment income	—		—		—		(0.06)		—
Net realized gain	—		(0.59)		(0.56)		(0.53)		(0.28)
Return of capital	(0.58)		(0.05)		(0.08)		(0.21)		(1.00)

Total distributions to common shareholders	(0.58)		(0.64)		(0.64)		(0.80)		(1.28)

Common Share Transactions:
Increase in net asset value from repurchase of common shares	0.05		0.11		0.06		0.05		0.00	(a)

Net Asset Value, End of Year	$11.59		$11.88		$11.93		$12.10		$12.78

NAV total return †	2.50%		5.09%		3.95%		0.94%		6.31%

Market value, end of year	$9.73		$9.84		$10.01		$10.23		$11.02

Investment total return ††	4.70%		4.79%		4.12%		(0.07)%		7.79%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$335,299		$347,980		$364,160		$381,126		$404,984
Net assets attributable to common shares, end of year (in 000’s)	$204,098		$216,779		$232,959		$244,894		$268,751
Ratio of net investment loss to average net assets attributable to common shares including interest and offering costs(b)	(1.85)%		(2.94)%		(2.75)%		(1.38)%		(2.50)%
Ratio of operating expenses to average net assets attributable to common shares(c)(d)	3.65	%(e)	4.72	%(e)(f)	4.23	%(e)(f)	2.99	%(f)	4.76	%(f)
Portfolio turnover rate	233%		284%		268%		315%		319%

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Cumulative Preferred Shares
Series B Preferred
Liquidation value, end of year (in 000’s)	$131,201	$131,201	$131,201	$136,232	$136,232
Total shares outstanding (in 000’s)	2,624	2,624	2,624	2,725	2,725
Liquidation preference per share	$ 50.00	$ 50.00	$ 50.00	$ 50.00	$ 50.00
Average market value(g)	$ 50.51	$ 50.51	$ 50.30	$ 50.36	$ 50.41
Asset coverage per share	$ 127.78	$ 132.61	$ 138.78	$ 139.88	$ 148.64
Asset coverage	256%	265%	278%	280%	297%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices at the net asset value per share on the ex-dividend dates.
††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	Amount represents less than $0.005 per share.
(b)	The Fund incurred interest expense during all periods presented. Interest expense on Preferred Shares relates to the $50 Series B Preferred Shares through December 31, 2017 (see Footnotes 2 and 5).
(c)

The ratio of operating expenses does not include custodian fee credits. Including such custodian fee credits, the ratio of operating expenses to average net assets for the year ended December 31, 2017 would have been 3.64%. For the years ended December 31, 2016, 2015, 2014, and 2013, the effect was minimal.

(d)

Ratio of operating expenses excluding interest, dividends and service fees on securities sold short, and offering costs to average net assets attributable to common shares for the years ended December 31, 2017, 2016, 2015, 2014, and 2013 would have been 1.75%, 2.92%, 2.87%, 1.35%, and 3.22%, respectively.

(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2017, 2016, and 2015, there was no impact on the expense ratios.
(f)

For the years ended December 31, 2016, 2015, 2014, and 2013, the ratio of operating expenses excluded interest, dividends and service fees on securities sold short, and offering costs. Including these expenses, the ratio of operating expenses for the years ended December 31, 2016, 2015, 2014, and 2013, would have been 4.84%, 4.43%, 3.07%, and 4.80%, respectively.

(g)	Based on weekly prices.

See accompanying notes to financial statements.

The GDL Fund

Notes to Financial Statements

1. Organization. The GDL Fund currently operates as a diversified closed-end management investment company organized as a Delaware statutory trust on October 17, 2006 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on January 31, 2007.

The Fund’s primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations. The Fund will invest at least 80% of its assets, under normal market conditions, in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions or reorganizations.

The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does

The GDL Fund

Notes to Financial Statements (Continued)

not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

The GDL Fund

Notes to Financial Statements (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/17
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Automotive: Parts and Accessories	$ 2,127,245	—	$ 151,000	$ 2,278,245
Business Services	1,685,221	—	0	1,685,221
Computer Software and Services	17,930,441	$ 43,098	—	17,973,539
Consumer Products and Services	69,906	101,734	—	171,640
Electronics	4,028,540	2,054,875	—	6,083,415
Entertainment	3,298,980	—	0	3,298,980
Health Care	38,647,515	626,912	—	39,274,427
Publishing	125,710	62,998	—	188,708
Wireless Communications	1,524,240	—	30,476	1,554,716
Other Industries (a)	120,727,673	—	—	120,727,673
Total Common Stocks	190,165,471	2,889,617	181,476	193,236,564
Closed-End Funds	2,933,700	—	—	2,933,700
Preferred Stocks (a)	62,536	—	—	62,536
Rights (a)	—	220,000	560,181	780,181
Warrants (a)	264	—	—	264
Corporate Bonds (a)	—	—	7,310	7,310
U.S. Government Obligations	—	140,947,828	—	140,947,828
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$ 193,161,971	$ 144,057,445	$ 748,967	$337,968,383
LIABILITIES (Market Value):
Common Stocks Sold Short (a)	$ (3,413,419)	—	—	$ (3,413,419)
TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$ (3,413,419)	—	—	$ (3,413,419)
OTHER FINANCIAL INSTRUMENTS:*
ASSETS (Unrealized Appreciation):
EQUITY CONTRACTS
Contract for Difference Swap Agreements	—	$ 70,305	—	$ 70,305
LIABILITIES (Unrealized Depreciation):
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	(402,468)	—	(402,468)
TOTAL OTHER FINANCIAL INSTRUMENTS:	—	$ (332,163)	—	$ (332,163)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2017. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The GDL Fund

Notes to Financial Statements (Continued)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/16	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers into Level 3†	Transfers out of Level 3†	Balance as of 12/31/17	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/17††
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$654,019	—	$42,124	$52,122	$ 28,852	$(751,322)	$155,681	—	$181,476	$ (3,057)
Rights (a)	1,783,743	—	494,992	(157,062)	186,210	(1,747,702)			560,181	(50,712)
Corporate Bonds (a)	—	—	—	—	7,310	—	—	—	7,310	—
TOTAL INVESTMENTS IN SECURITIES	$2,437,762	—	$537,116	$(104,940)	$222,372	$(2,499,024)	$155,681	—	$748,967	$ (53,769)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
†	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.
††	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

The following tables summarize the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of December 31, 2017:

Description	Balance at 12/31/17	Valuation Technique	Unobservable Input	Range
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$181,476	Last available closing price	Discount Range	0%
Rights (a)	560,181	Last available closing price	Discount Range	0%
Corporate Bonds (a)	7,310	Last available closing price	Discount Range	0%
	$748,967

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The GDL Fund

Notes to Financial Statements (Continued)

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2017, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment

The GDL Fund

Notes to Financial Statements (Continued)

techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Equity contract for difference swap agreements held at December 31, 2017 are reflected within the schedule of Investments.

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended December 31, 2017 had an average monthly notional amount of approximately $873,689.

At December 31, 2017, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts. For the year ended December 31, 2017, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, Forward Foreign Currency Contracts, and Foreign Currency, Net realized loss on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at December 31, 2017 are reflected within the Schedule of Investments. The Fund’s volume of activity in forward foreign exchange contracts during the year ended December 31, 2017 had an average monthly notional amount of approximately $79,778,055.

At December 31, 2017, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Liabilities, Unrealized depreciation on forward foreign exchange contracts. For the year ended December 31, 2017, the effect of forward foreign exchange contracts can be found in the Statement

The GDL Fund

Notes to Financial Statements (Continued)

of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, Forward Foreign Currency Contracts, and Foreign Currency, within Net realized loss on forward foreign currency contracts and Net change in unrealized appreciation/depreciation on forward foreign currency contracts.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At December 31, 2017, the Fund did not hold any written options contracts.

The GDL Fund

Notes to Financial Statements (Continued)

At December 31, 2017, the Fund’s derivative assets and liabilities (by type) are as follows:

	Gross Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Assets
Equity Contract for Difference Swap Agreements	$70,305	—	$70,305

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Liabilities
Forward Foreign Exchange Contracts	$402,468	—	$402,468

The following tables present the Fund’s derivative assets and liabilities by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of December 31, 2017:

	Net Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Counterparty
The Goldman Sachs Group Inc.	$70,305	—	—	$70,305

	Net Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Counterparty
State Street Bank and Trust Co.	$402,468	$(402,468)	—	—

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s

The GDL Fund

Notes to Financial Statements (Continued)

assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short and details of collateral at December 31, 2017 are reflected within the Schedule of Investments. During the year ended December 31, 2017, the Fund incurred $7,317 in service fees related to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Series B Cumulative Preferred Shares. For financial reporting purposes only, the liquidation value of preferred shares that have a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on these preferred shares are included as a component of “Interest expense on preferred shares” within the Statement of Operations. Offering costs are amortized over the life of the preferred shares.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2017, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was approximately 1 basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized

The GDL Fund

Notes to Financial Statements (Continued)

appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At December 31, 2017, the Fund did not hold restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations, Interest expense.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal

The GDL Fund

Notes to Financial Statements (Continued)

income tax regulations, which may differ from income and capital gains as determined under GAAP. See Series B Cumulative Preferred Shares above for discussion of GAAP treatment. The distributions on these Preferred Shares are treated as dividends for tax purposes. These differences are also due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses and reclass of net operating loss. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2017, reclassifications were made to increase accumulated net investment loss by $698,790 and decrease distributions in excess of net realized gain on investments, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency transactions by $935,756, with an offsetting adjustment to paid-in capital.

The Fund declared and paid quarterly distributions from net investment income, capital gains, and paid-in capital. The actual sources of the distribution are determined after the end of the year. To the extent such distributions were made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions during the year may be made in excess of required distributions. This may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Distribution, subject to the maximum federal income tax rate, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate. That portion of a distribution that is paid-in capital (and is not sourced from net investment income or realized gains) should not be considered as the yield or total return on an investment in the Fund.

Distributions to shareholders of the Fund’s Series B Cumulative Preferred Shares are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
	Common	Common
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	—	$3,921,266
Long term capital gain	—	7,077,225
Return of capital	$10,385,866	1,016,101

Total distributions paid.	$10,385,866	$12,014,592

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The GDL Fund

Notes to Financial Statements (Continued)

As of December 31, 2017, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized depreciation on investments, swap contracts, forward foreign exchange contracts, and foreign currency translations	$1,431,410
Qualified late year loss deferral*	(334,152)
Other temporary differences**	(54,667)

Total	$1,042,591

*

Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended December 31, 2017, the Fund elected to defer $334,152 of late year ordinary losses.

**	Other temporary differences are primarily due to adjustments on preferred share class distribution payables.

At December 31, 2017, the temporary differences between book basis and tax basis unrealized appreciation/depreciation were primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at December 31, 2017:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments and derivative instruments	$333,125,216	$17,379,708	$(15,949,960)	$1,429,748

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2017, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2017, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a base fee, computed weekly and paid monthly, equal on an annual basis to 0.50% of the value of the Fund’s average weekly managed assets. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions, and other leveraging techniques, the liquidation value of any outstanding preferred shares, or other liabilities except for certain ordinary course expenses. In addition, the Fund may pay the Adviser an annual performance fee at a calendar year end if the Fund’s total return on its managed assets during the year exceeds the total return of the 3 Month U.S. Treasury Bill Index (the “T-Bill Index”) during the same period. For every four basis points that the Fund’s total return exceeds the T-Bill Index, the Fund will accrue weekly and pay annually a one basis point performance fee up to a maximum performance fee of 150 basis points. Under the performance fee arrangement, the annual rate of the total fees paid to the Adviser can range from 0.50% to 2.00% of the average weekly managed assets. During the year ended December 31, 2017, the Fund accrued a performance fee of $1,403,649 to the Adviser. In accordance with

The GDL Fund

Notes to Financial Statements (Continued)

the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the year ended December 31, 2017, the Fund paid brokerage commissions on security trades of $209,372 to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2017, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $3,235.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2017, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2017, the Fund paid or accrued $134,305 in payroll expenses in the Statement of Operations.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended December 31, 2017, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $8,706.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2017, other than short term securities and U.S. Government Obligations, aggregated $477,347,925 and $539,306,988, respectively. Purchases and sales of U.S. Government Obligations for the year ended December 31, 2017, aggregated $580,348,055 and $591,252,577, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of the Fund’s common shares on the open market when its shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV per share. During the year ended December 31, 2017, the Fund repurchased and retired 640,334 shares in the open market at an investment of $6,396,687 and an average discount of approximately 15.08% from its NAV. During the year ended December 31, 2016, the Fund repurchased and

The GDL Fund

Notes to Financial Statements (Continued)

retired 1,273,240 shares in the open market at an investment of $12,562,913 and an average discount of approximately 16.56% from its NAV.

Transactions in common shares of beneficial interest for the years ended December 31, 2017 and 2016 were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares repurchased	640,334	$6,396,687	1,273,240	$12,562,913

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders.

The $50 Series B Preferred pays quarterly distributions in March, June, September, and December of each year. On January 23, 2015, the Board reset the annual dividend rate to 3.00% on the Series B Preferred for dividend periods through March 26, 2018, the mandatory call date that the Series B Preferred holders extended to March 26, 2020 at the same terms. The Fund will redeem all or any part of the Series B Preferred that holders have properly submitted for redemption during the 30 day period prior to June 26, 2018 at the liquidation value plus any accumulated and unpaid dividends. At December 31, 2017, there were 2,624,025 Series B Preferred outstanding and accrued dividends amounted to $54,667.

Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Fund’s Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B Preferred at the redemption price of $50 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

The GDL Fund

Notes to Financial Statements (Continued)

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. On February 5, 2018, the Fund announced an offering (the “Offering”) to be made to the Fund’s existing preferred shareholders, of non-transferable rights to subscribe for and purchase newly designated Series C Cumulative Puttable and Callable Preferred Shares (the “New Preferred”). Each existing preferred shareholder received one non-transferable subscription right (the “Right”) for each Series B Cumulative Puttable and Callable Preferred Share (the “Existing Preferred”) of the Fund held on the record date (February 14, 2018).

The New Preferred will pay distributions quarterly at an annualized dividend rate of 4.00% of the $50.00 per share liquidation preference of the New Preferred for the quarterly dividend periods ending on or prior to March 26, 2019 (“Year 1”). At least 30 days prior to the end of Year 1, the Fund’s Board of Trustees will determine and publicly announce a reset fixed dividend rate that will apply for the next eight quarterly dividend periods (“Year 2” and “Year 3”). At least 30 days prior to the end of Year 3, the Fund’s Board of Trustees will determine and publicly announce a reset fixed dividend rate that will apply for all remaining quarterly dividend periods prior to the mandatory redemption date for the New Preferred of March 26, 2025. Each reset dividend rate will be determined by the Fund’s Board of Trustees or a committee thereof in its sole discretion, and such rate will be not less than an annualized rate of 4.00% and not greater than an annualized rate of 6.00%.

Shares of New Preferred may be purchased with any combination of cash or surrender of Existing Preferred at liquidation preference. Therefore, one Right plus $50.00, or one Right plus one share of the Existing Preferred with a liquidation value of $50.00 per share, will be required to purchase each share of New Preferred pursuant to the Offering, which expires at 5:00 PM Eastern Time on Tuesday, March 20, 2018, unless extended.

Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

The GDL Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The GDL Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The GDL Fund (the “Fund”), including the schedule of investments, as of December 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets attributable to common shareholders for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 28, 2018

The GDL Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GDL Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[3] :
Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 75	Since 2006*	32

Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.

Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

Edward T. Tokar Trustee Age: 70	Since 2006**	2

Private investor; Senior Managing Director of Beacon Trust Company (trust services) (2004- 2016); Chief Executive Officer of Allied Capital Management LLC (1977-2004); Vice President of Honeywell International Inc. (1977-2004)

				Director of CH Energy Group (energy services) (2009-2013); Director, Teton Advisors, Inc. (financial services) (2008-2010)
INDEPENDENT TRUSTEES[5] :
Anthony J. Colavita [6] Trustee Age: 82	Since 2006**	28	President of the law firm of Anthony J. Colavita, P.C.	—
James P. Conn [6] Trustee Age: 79	Since 2006***	27	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—
Clarence A. Davis Trustee Age: 76	Since 2006***	3

Former Chief Executive Officer of Nestor, Inc. (2007-2009); Former Chief Operating Officer (2000- 2005) and Chief Financial Officer (1999-2000) of the American Institute of Certified Public Accountants

				Director of Telephone & Data Systems, Inc. (telephone services); Director of Pennichuck Corp. (water supply) (2009-2012)
Arthur V. Ferrara Trustee Age: 87	Since 2006***	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	—
Leslie F. Foley Trustee Age: 49	Since 2017***	9	Attorney; Serves on the Boards of the Addison Gallery of American Art at Phillips Academy Andover, National Humanities Center, and Greenwich Country Day School; Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation (2008-2010).	—
Michael J. Melarkey Trustee Age: 68	Since 2006*	23	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980- 2015)	Director of Southwest Gas Corporation (natural gas utility)
Salvatore J. Zizza Trustee Age: 72	Since 2006**	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans- Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals)

The GDL Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 66	Since 2006

Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 41	Since 2017

Treasurer of all the registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 59	Since 2006

Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary and Vice President Age: 45	Since 2013

Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 58	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013
Peter M. Baldino Assistant Vice President and Ombudsman Age: 26	Since 2017	Assistant Vice President and Ombudsman of the Fund since February 2017; Trader at G. Research, LLC through 2016; Graduate of Fordham University May 2013
Carter W. Austin Vice President Age: 51	Since 2006	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President (1996-2015) of Gabelli Funds, LLC
David I. Schachter Vice President Age: 64	Since 2006	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President (since 2015) of GAMCO Investors, Inc. and Vice President (1999- 2015) of G.research, LLC

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	Term expires at the Fund’s 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	Term expires at the Fund’s 2019 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	Term expires at the Fund’s 2020 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with the Gabelli Funds, LLC, which acts as the Fund’s investment adviser. Mr. Tokar is considered an “interested person” because of his son’s employment by an affiliate of the investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.
[6]	This Trustee is elected solely by and represents the shareholders of the preferred shares issued by this Fund.

THE GDL FUND

INCOME TAX INFORMATION (Unaudited)

December 31, 2017

Cash Dividends and Distributions

	Payable Date	Record Date	Ordinary Investment Income	Long Term Capital Gains	Return of Capital (a)	Total Amount Paid Per Share	Dividend Reinvestment Price
Common Shares
	03/24/17	03/17/17	—	—	$0.16000	$0.16000	$ 9.85530
	06/23/17	06/16/17	—	—	0.16000	0.16000	10.30500
	09/22/17	09/15/17	—	—	0.16000	0.16000	10.22260
	12/15/17	12/08/17	—	—	0.10000	0.10000	9.84570

			—	—	$0.58000	$0.58000
Series B Cumulative Preferred Shares
	03/27/17	03/20/17	$0.31920	—	$0.05580	$0.37500
	06/26/17	06/19/17	0.30980	$0.00940	0.05580	0.37500
	09/26/17	09/19/17	—	0.31920	0.05580	0.37500
	12/26/17	12/18/17	—	0.31920	0.05580	0.37500

			$0.62900	$0.64780	0.22320	$1.50000

A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2017 tax returns. Ordinary distributions include net investment income and realize net short term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

The Fund paid to Series B Cumulative Preferred shareholders ordinary income dividends of $0.6290 per share in 2017. For the year ended December 31, 2017, 59.45% of the ordinary dividend qualified for the dividend received deduction available to corporations, 100% of the ordinary income distribution was qualified dividend income, and 100% of ordinary income distribution was qualified short term capital gain. The percentage of U.S. Government securities held as of December 31, 2017 was 41.84%.

THE GDL FUND

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2017

Historical Distribution Summary

	Investment Income (b)	Short Term Capital Gains (b)	Long Term Capital Gains	Return of Capital (a)	Total Distributions (c)	Adjustment to Cost Basis (d)
Common Shares
2017	—	—	—	$0.58000	$0.58000	$0.58000
2016	$0.01280	$0.29120	$0.28200	0.05400	0.64000	0.05400
2015	0.09700	0.18040	0.28120	0.08140	0.64000	0.08140
2014	0.16930	0.22920	0.17540	0.22610	0.80000	0.22160
2013	–	0.17300	0.11540	0.99160	1.28000	0.99160
2012	–	0.08840	–	1.19160	1.28000	1.19160
2011	0.00667	0.39930	0.00102	0.87302	1.28000	0.87302
2010	–	0.02364	–	1.25636	1.28000	1.25636
2009	–	–	–	1.28000	1.28000	1.28000
2008	0.25080	0.42760	–	0.92160	1.60000	0.92160
2007	0.29820	0.90180	–	–	1.20000	–
Series B Cumulative Preferred Shares
2017	—	$0.62900	$0.64780	$0.22320	$1.50000	$0.22320
2016	$0.03340	0.75580	0.71080	–	1.50000	–
2015	0.26220	0.48780	0.75000	–	1.50000	–
2014	0.49980	0.67680	0.32340	–	1.50000	–
2013	—	1.36280	0.13720	–	1.50000	–
2012	—	2.00000	—	–	2.00000	–
2011	0.03992	2.39135	0.00900	–	2.44028	–

(a) Non-taxable.

(b) Taxable as ordinary income for Federal tax purposes.

(c) Total amounts may differ due to rounding.

(d) Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

The GDL Fund

Annual Approval of Continuance of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2017, the Board of Trustees of the Trust approved the continuation of the investment advisory agreement with the Adviser for the Trust on the basis of the recommendation by the trustees (the “Independent Board Members”) who are not “interested persons” of the Trust. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

1. Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio manager, the depth of the analyst pool available to the Adviser, the scope of services provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio manager in the merger arbitrage area.

2. Investment Performance. The Independent Board Members noted that the performance fulcrum point for the Adviser to either earn incentive compensation or give up a portion of its compensation was the three month Treasury Index plus 300 basis points (the “Fulcrum Point”). The Independent Board Members recognized that the Fund had outperformed the Fulcrum Point for the three and five year periods ended September 30, 2017, but had performed slightly under the Fulcrum Point for the most recent one year period ended September 30, 2017. The Independent Board Members also reviewed information regarding the investment performance of the Fund over one, three, and five year periods (as of September 30, 2017) in comparison to a group of event driven funds selected by the Adviser, which were primarily open-end funds, and noted that there were no closely comparable closed-end funds. The Fund’s performance over the three and five year periods in comparison to this group was above average, but was below average for the one year period.

3. Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser and also noted that the fulcrum fee was designed so that the Adviser would likely experience higher than average profitability if the Fund substantially outperformed the T-Bill Index and that the performance to date has resulted in fee rates that have varied from the lowest fee under the formula to the highest.

4. Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure, the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser, noting that meaningful economies of scale could not occur in the absence of secondary offerings.

5. Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee for the Fund did not take into account any potential economies of scale.

6. Service and Cost Comparisons. The Independent Board Members reviewed the Fund’s expense ratios and found them to be above average within the group. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and acceptable performance. The Independent Board Members determined that the reference index chosen for the fulcrum fee structure was appropriate inasmuch as arbitrage performance is often measured against risk free returns, that the rate of profit sharing built into the formula was fair, that the maximum fee was not unreasonable (particularly in light of the requirement that the higher returns necessary for higher fee levels must be earned net of the higher fees) and that the one year measuring

The GDL Fund

Annual Approval of Continuance of Investment Advisory Agreement (Unaudited) (Continued)

period was sufficient and consistent with the short term nature of the Fund’s investment program. The Independent Board Members concluded that the profitability of the Fund to the Adviser was reasonable in view of the performance necessary to achieve any particular level of profitability and that potential economies of scale and potential additional profit to the Adviser and its affiliates from portfolio execution services were not a significant factor in their thinking. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend approval of the Advisory Agreement to the full Board of Trustees.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based its decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer—Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer—Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Ryan N. Kahn, CFA, is an analyst dedicated to the Gabelli merger arbitrage portfolios, specifically to our U.S. open and closed-end funds. He joined the team in 2013 after working as a generalist in the research department. Mr. Kahn earned a Bachelor of Science in Business Management from Babson College.

Gian Maria Magrini, CFA, is an analyst dedicated to the Gabelli merger arbitrage portfolios, specifically to our U.S. open and closed-end funds. He joined the team in 2013 after serving various roles in the operations and research departments. Mr. Magrini earned a Bachelor of Science in Finance from Fordham University.

Geoffrey P. Astle is involved in the analytics and foreign and domestic trading for the Gabelli merger arbitrage portfolios, specifically to our U.S. open and closed end funds. He has been associated in this capacity since 2007. Mr. Astle earned a Bachelor of Science in both Finance and Marketing from Fairfield University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

t     800-GABELLI (800-422-3554)

f    914-921-5118

e    info@gabelli.com

      GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Clarence A. Davis

Former Chief Executive Officer,

Nestor, Inc.

Arthur V. Ferrara

Former Chairman &

Chief Executive Officer,

Guardian Life Insurance

Company of America

Leslie F. Foley

Attorney

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Edward T. Tokar

Former Chief Executive Officer of Allied

Capital Management, LLC, and

Vice President of Honeywell International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Peter M. Baldino

Assistant Vice President & Ombudsman

Carter W. Austin

Vice President

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND

REGISTRAR

American Stock Transfer and

Trust Company

GDL Q4/2017

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Michael J. Melarkey is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $24,100 for 2016 and $24,100 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $7,000 for 2017. This amount relates to review of the registration statement.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,700 for 2016 and $3,700 for 2017. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $3,086 for 2016 and $1,072 for 2017. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $35,321 for 2016 and $43,986 for 2017.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Clarence A. Davis, Michael J. Melarkey, and Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

POLICY REGARDING VOTING OF PROXIES ON BEHALF OF CLIENTS

Purpose and Scope

The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which an Adviser has been delegated proxy voting authority (“Client Proxies”) is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law (this “Policy”).

General Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to Clients, and provide copies of such procedures upon request by such Clients; and (iv) disclose to Clients how they may obtain information from the Adviser about how the Adviser voted with respect to their Securities. Each Adviser is committed to implementing policies and procedures that conform with the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate the Adviser’s compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.

The Voting of Proxies on Behalf of Clients

These following procedures will be used by each of the Advisers to determine how to vote proxies relating to portfolio Securities held by their Clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the investors in a Private Fund Client, RIC or Managed Account Client, on the one hand, and those of the Adviser; the principal underwriter; or any affiliated person of such Client, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed with a Client to vote the Client’s proxies in accordance with specific guidelines or procedures supplied by the Client (to the extent permitted by ERISA)1.

Proxy Voting Committee

The Advisers’ Proxy Voting Committee (the “Proxy Committee”) was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters of the Proxy Voting Guidelines, which are appended as EXHIBIT A to this Policy. The Proxy Committee includes representatives from Research, Administration, Legal, and the Advisers. Additional or

1 With respect to any Private Fund Client or RIC Client, such deviation from these guidelines will be disclosed in the offering materials for such Client.

Revised: July 27, 2017

replacement members of the Proxy Committee will be nominated by the Chairman and voted upon by the entire Proxy Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their Clients.

In general, the Director of Proxy Voting Services, using the Proxy Voting Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co., LLC (“Glass Lewis”), other third-party services and the analysts of G.research, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Voting Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Voting Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Voting Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Proxy Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel as controversial, taking into account the recommendations of ISS, Glass Lewis, other third party services and the analysts of G.research, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Committee, the Director of Proxy Voting Services or the General Counsel has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Committee; or (3) may give rise to a conflict of interest between the Advisers and investors in the Clients or the Clients, the Chairman of the Proxy Committee will initially determine what vote to recommend that the relevant Adviser should cast and that determination will go before the Proxy Committee for review.

Conflicts of Interest

The Advisers have implemented this Policy in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Voting Guidelines, as well as the recommendations of ISS, Glass Lewis, other third-party services and the analysts of G.research, the Advisers seek to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with a proxy vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the investors in a Client regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a Client of one of the Adviser. A conflict also may arise when a Client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the General Counsel, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

Revised: July 27, 2017

Operation of the Proxy Committee

For matters submitted to the Proxy Committee, each member of the Proxy Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the portfolio manager of the applicable Client and any recommendations by G.research analysts. The portfolio manager, any member of Senior Management or the G.research analysts may be invited to present their viewpoints to the Proxy Committee. If the Director of Proxy Voting Services or the General Counsel believes that the matter before the Proxy Committee is one with respect to which a conflict of interest may exist between the Advisers and their Clients’ or investors, the General Counsel may provide an opinion to the Proxy Committee concerning the conflict. If the matter is one in which the interests of the Clients or investors, on the one hand, or the applicable Adviser, on the other, may diverge, The General Counsel may so advise and the Proxy Committee may make different recommendations as to different Clients. For any matters where the recommendation may trigger appraisal rights, The General Counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Proxy Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Committee, the Chairman of the Proxy Committee will cast the deciding vote. The Proxy Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Voting Guidelines express the normal preferences for the voting of any interests not covered by a contrary investment guideline provided by the Client, the Proxy Committee is not bound by the preferences set forth in the Proxy Voting Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS and Glass Lewis, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to the General Counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

Social Issues and Other Client Guidelines

If a Client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the Client’s account file and forwarded to the Proxy Voting Department. This is the responsibility of the investment professional or sales assistant for the Client. In accordance with Department of Labor guidelines, each Adviser shall vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the Client in a manner consistent with any individual investment/voting guidelines provided by the Client. Otherwise the Advisers may abstain with respect to those shares.

Revised: July 27, 2017

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

Client Retention of Voting Rights

If a Client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the Client.

- Operations

- Proxy Department

- Investment professional assigned to the account

- Chief Compliance Officer

In the event that the Board of Directors (or a Committee thereof) of one or more of the Clients managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) of the Client with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the Clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the Client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. In these cases, the Advisers will look to Glass Lewis or other third party service for recommendations on how to vote. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

Voting Records and Client Disclosure

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their Clients. The Advisers will supply information on how they voted a Client’s proxy upon request from the Client or an investor in a Client.

Revised: July 27, 2017

Registered Investment Companies and Form N-PX

The complete voting records for each RIC that is managed by an Adviser will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the RIC proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Form ADV Disclosure

Each Adviser to a RIC or Private Fund Client will disclose in Part 2A of its Form ADV that such Clients may contact the Chief Compliance Officer during regular business hours, via email or telephone, to obtain information on how each Adviser voted such Client’s proxies for the past 5 years. The summary of this Policy included in each Adviser’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

Note that updating the Form ADV with a change to this Policy outside of the annual update is voluntary. However, each Adviser will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

The Advisers’ proxy voting records will be retained in accordance with the Policy Regarding Recordkeeping.

Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

*        Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

*        Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Revised: July 27, 2017

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.
•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

*        Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

Revised: July 27, 2017

*        Banks and brokerage firms issuing proxies directly:

    The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Revised: July 27, 2017

EXHIBIT A

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of the Advisers to vote in the best economic interests of our Clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first Proxy Committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

*        Historical responsiveness to shareholders

                    This may include such areas as:

                             -Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of votes

*        Qualifications

*        Nominating committee in place

*        Number of outside directors on the board

*        Attendance at meetings

*        Overall performance

Revised: July 27, 2017

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

*        Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

*        Amount of stock currently authorized but not yet issued or reserved for stock option plans

*        Amount of additional stock to be authorized and its dilutive effect

Revised: July 27, 2017

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

    However, we look at this issue on a case-by-case basis. In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on the record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Revised: July 27, 2017

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board. Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers. As a fiduciary, we are obligated to vote in the best economic interests of our Clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price for ERISA Clients. We must take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the Client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our Clients. It is not our duty to impose our social judgment on others.

Revised: July 27, 2017

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA Clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA Clients, we will vote according to Client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control, unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

*        State of Incorporation

*        Management history of responsiveness to shareholders

*        Other mitigating factors

Poison Pills

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

*        Dilution of voting power or earnings per share by more than 10%.

*        Kind of stock to be awarded, to whom, when and how much.

*        Method of payment.

*        Amount of stock already authorized but not yet issued under existing stock plans.

Revised: July 27, 2017

*        The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority voting requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approval by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Proxy access is a tool to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case by case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Revised: July 27, 2017

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School, and Honorary Doctorates from Fordham University and Roger Williams University.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2017. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based_on Performance
1. Mario J. Gabelli	Registered Investment Companies:	23	$19.9 billion	5	$5.4 billion
	Other Pooled Investment Vehicles:	9	$311.3 million	9	$311.3 million
	Other Accounts:	1,450	$14.6 billion	8	$1.4 billion

POTENTIAL CONFLICTS OF INTEREST

As reflected above, Mr. Gabelli manages accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Fund. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. This Fund managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli owned over $1,000,000 of shares of the Fund as of December 31, 2017.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/2017 through 07/31/2017	Common – 27,000 Preferred Series B – N/A	Common – $10.28 Preferred Series B – N/A	Common – 27,000 Preferred Series B – N/A	Common – 17,932,412 - 27,000 = 17,905,412 Preferred Series B – 2,624,025
Month #2 08/01/2017 through 08/31/2017	Common – 66,482 Preferred Series B – N/A	Common – $10.24 Preferred Series B – N/A	Common – 66,482 Preferred Series B – N/A	Common – 17,905,412 - 66,482 = 17,838,930 Preferred Series B – 2,624,025
Month #3 09/01/2017 through 09/30/2017	Common – 12,136 Preferred Series B – N/A	Common – $10.24 Preferred Series B – N/A	Common – 12,136 Preferred Series B – N/A	Common – 17,838,930 - 12,136 = 17,826,794 Preferred Series B – 2,624,025
Month #4 10/01/2017 through 10/31/2017	Common – 21,483 Preferred Series B – N/A	Common – $10.16 Preferred Series B – N/A	Common – 21,483 Preferred Series B – N/A	Common – 17,826,794 - 21,483 = 17,805,311 Preferred Series B – 2,624,025
Month #5 11/01/2017 through 11/30/2017	Common – 80,559 Preferred Series B – N/A	Common – $9.95 Preferred Series B – N/A	Common – 80,559 Preferred Series B – N/A	Common – 17,805,311 - 80,559 = 17,724,752 Preferred Series B – 2,624,025
Month #6 12/01/2017 through 12/31/2017	Common – 116,334 Preferred Series B – N/A	Common – $9.83 Preferred Series B – N/A	Common – 116,334 Preferred Series B – N/A	Common – 17,724,752 - 116,334 = 17,608,418 Preferred Series B – 2,624,025
Total	Common – 323,994 Preferred Series B – N/A	Common – $10.02 Preferred Series B – N/A	Common – 323,994 Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $50.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      The GDL Fund

By (Signature and Title)*     /s/ Bruce N. Alpert

                                               Bruce N. Alpert, Principal Executive Officer

Date    3/09/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Bruce N. Alpert

                                              Bruce N. Alpert, Principal Executive Officer

Date    3/09/2018

By (Signature and Title)*    /s/ John C. Ball

                                              John C. Ball, Principal Financial Officer and Treasurer

Date    3/09/2018

*	Print the name and title of each signing officer under his or her signature.